UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2005


                            PRO-PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                   000-32877                    04-3562325
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

        189 Wells Avenue, Newton, Massachusetts                    02459
        (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (617) 559-0033

________________________________________________________________________________
                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01  Other Events.

On March 22, 2005, we issued a news release announcing results of experiments that reveal when DAVANAT(R) is co-administrated with 5-FU and the anti-Vascular Endothelial Growth Factor (VEGF) drug, Avastin(TM), to mice implanted with human colon tumor (COLO 205), DAVANAT(R) significantly improves anti-tumor activities of the combination and doubles the tumor shrinkage rate. The news release is furnished as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits.

      (c) Exhibits
99.1  News release of Pro-Pharmaceuticals, Inc. dated March 22, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       PRO-PHARMACEUTICALS, INC.


                                       By: /s/ David Platt
                                           -------------------------------------
                                           David Platt
                                           President and Chief Executive Officer

Date:  March 23, 2005